Exhibit 10.1

EXECUTION COPY

RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

March 5, 2025

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Anthony Tirelli

Phone: 646-521-2389

Re: Golub Capital Private Credit Fund (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of September 6, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of May 6, 2024, that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of July 24, 2024, and that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of November 22, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of March 5, 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of March 5, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company, Mizuho Bank, Ltd. and Natixis, New York Branch (the “Increasing Lenders” and each, an “Increasing Lender”) agrees that, effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii) of the Credit Agreement, the Multicurrency Commitment of each Increasing Lender under the Credit Agreement shall increase, as of the date hereof, from $50,000,000 to $100,000,000 as of the date hereof. Each of the Increasing Lenders represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and Truist Bank (the “Assuming Lender”) agrees that the Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Dollar Commitment equal to $87,500,000. Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and Truist Bank (the "Incremental Term Lender") agrees that the Incremental Term Lender will (and does hereby) become an "Incremental Term Lender" and "Assuming Lender" under and for all purposes of the Credit Agreement with an Incremental Term Commitment equal to $12,500,000. Without limiting the foregoing, the Incremental Term Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as an "Incremental Term Lender" and "Assuming Lender" thereunder and that it will perform in accordance with all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an "Incremental Term Lender" and/or "Assuming Lender". The Incremental Term Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become an "Incremental Term Lender" and "Assuming Lender" under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is an Incremental Assumption Agreement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature pages follow]

Very truly yours,

MIZUHO BANK, LTD.,
as Increasing Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

NATIXIS, NEW YORK BRANCH,
as Increasing Lender

By:	/s/ Joseph Carney
Name: Joseph Carney
Title: Managing Director

By:	/s/ Jordan Leung
Name: Jordan Leung
Title: Vice President

TRUIST BANK,
as Assuming Lender

By:	/s/ Hays Wood
Name: Hays Wood
Title: Director

golub capital private credit fund

By:	/s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer

SMBC-GCRED – Response to Notice Increase Request

(Omnibus Increase)

ACKNOWLEDGED, ACCEPTED

AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent

By:	/s/ Shane Klein

Name: Shane Klein

Title: Managing Director

MUFG BANK, LTD.,

as an Issuing Bank and as a Swingline Lender

By:	/s/ Rajiv Ranjan

Name: Rajiv Ranjan

Title: Director

MANUFACTURERS & TRADERS TRUST COMPANY,

as an Issuing Bank and as a Swingline Lender

By:	/s/ Isaac Bailey

Name: Isaac Bailey

Title: Vice President

SYNOVUS BANK,

as an Issuing Bank and as a Swingline Lender

By:	/s/ Andrew Johnson

Name: Andrew Johnson

Title: Managing Director

SMBC-GCRED – Response to Notice Increase Request

(Omnibus Increase)